Q3 2022 Letter to Shareholders October 31, 2022

Dear Shareholders, Autonomous driving is a long journey. Making real progress every day is what matters. Real progress is not about repeating the same intermediary successes but making strides forward in the right direction towards the end-goal: safe & efficient driver-out fleet operations. With that in mind, we focus on and prioritize depth over breadth. During Q3, we continued to invest on safety-related processes and protocols and began to combine our test and revenue fleet operations and signed leases on two new terminals in Texas that will provide the capacity needed as we focus on increasing routes and taking advantage of high-density lanes in the Texas Triangle. We also expanded our presence in Tucson, key to expanding our internal capabilities. Following our December 2021 Driver Out technological proof point, TuSimple is proud to again lead the industry as we work to demonstrate the commercial viability of our AFN. For the remainder of this year and throughout 2023, we intend to complete our truck upgrade program and focus on initial commercialization: hauling freight primarily autonomously for our customers while also contributing to our technology development and reducing our cost per mile. 2 TuSimple Letter to Shareholders Highlights ▪ Announced senior leadership changes ▪ Continued focus on safety, announcing 3rd party audits ▪ Expanded AFN in Texas with two new terminals ▪ Powered Europe’s first fully autonomous transport of commercial goods ▪ Continued upgrading the hardware of our trucks to improve reliability ▪ Expanded Tucson operations, enabling us to increase our truck upgrade capacity as well as design and test proprietary components ▪ Combined testing and revenue fleet to offer one cohesive mode of operation ▪ Surpassed 9 million autonomous miles during the quarter, another major industry milestone Long-Journey - TuSimple Continues to Prepare for Commercialization 2

3 Our Focus Areas | Safety Partnering with Independent Auditors for Assessing Autonomous Truck Testing Standards TuSimple is partnering with multiple independent auditors to verify our safety practices, processes, and design approaches. These industry-recognized auditors will verify aspects of our technology and operations from a safety perspective. Example focus areas include our driver hiring and training process, our training procedures for test engineers, our on-road autonomous driver-in testing procedures, and audits to assess our software's level of safety for driving on public roads. Safety Analysis at TuSimple Autonomous vehicles have the opportunity to be one of the most significant improvements in transportation safety ever, with the potential to save thousands of lives every year1. Getting to that point requires safe operations and safe technology development. Exhaustively finding and fixing potential safety issues is critical to maturing this technology. TuSimple deploys layers of verification and safety measures to identify, capture, and track issues through safe resolution. The goal is to catch all safety-related items at the earliest point possible in the design, verification, and testing process. For a more in-depth review of how TuSimple identifies and resolves safety issues, see our blog post dated October 12th, 2022. (1) https://crashstats.nhtsa.dot.gov/Api/Public/ViewPublication/813110

The following collaboration with Scania in Europe exemplifies our focus on bringing tangible value-add longer- term success. Powering Europe’s First Fully Autonomous Transport of Commercial Goods During the third quarter, in what is a first for Europe, our partner Scania announced a pilot using a fully autonomous vehicle to transport commercial goods in regular traffic conditions between logistic hubs. The pilot consists of a three-hour journey of ~300km between Södertälje to Jönköping with the first and last mile being handled by manually driven vehicles. This pilot is the result of ~62,000 km of autonomous testing, two years of hard work by 80+ TuSimple engineers and collaboration with our partners at Traton Group including brands Scania and MAN Trucks & Buses to bring autonomous transportation to Europe. At TuSimple, we are passionate about bringing safe and efficient autonomous transportation to the global stage. Our Focus Areas | Partnerships 4 We continue to expand our presence in Texas, most recently by signing leases for two additional AFN terminals: South Dallas and San Antonio. These terminals will serve as the start and end points on our AFN, provide bundled maintenance services to support commercialization, and provide a continuously operational access point for our customers. Building out our dedicated terminal network in Texas is an important step to prepare for the expansion of our operations as it allows us significant capacity in a very strategic geography and specifically works to serve our customers’ needs. In South Dallas, we have signed a lease on a 10-acre plot, securing a phase one development for operations in Q1, 2023. In early October, we signed a lease for a 11-acre plot of improved land in San Antonio, allowing for quicker occupation of the space. We are also in discussions to sublease parking spots to a nearby logistics company, helping to offset costs. With the addition of these two terminals, we have the capacity to support operations in the Texas Triangle. We now have seven terminals with three full-service terminals in Dallas, Fort Worth, and Tucson. We have coverage and a path forward to scale in the Texas Triangle when the safety case is validated. Our Focus Areas | High Potential Market: Texas Expansion South Dallas, Texas terminal location San Antonio, Texas terminal location

TuSimple’s Commercial Key Operating Metrics 7 5.4 6.3 7.2 8.1 9 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 17% 14% 13% 11% ~1.7x YoY Cumulative Road Miles (Millions) Note: (%)’s may not foot due to rounding 946 1,017 1,014 1,169 1,212 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 8% 0% 15% 4% ~1.3x YoY Quarterly Revenue Miles (Thousands) 9,900 11,200 11,200 11,400 11,400 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 13% 0% 2% 0% ~1.2x YoY Cumulative Unique Mapped Miles Unique Mapped Miles expected to be relatively flat In 2022, as our mapping teams focus on collaborative mapping and enhancing our map development and maintenance automation. Key Operating Metrics Q2’22 Q3’22 QoQ Growth % Total Truck Reservations(1) EOQ 7,485 7,485 Flat Total Mapped Miles(2) EOQ ~11,400 ~11,400 Flat Quarterly Revenue Miles ~1,169,000 ~1,212,000 ~4% (1) Reservations are non-binding. Typically, each reservation requires a $500 truck deposit, however, the deposit requirement has been waived for our equity investors that currently hold reservations. (2) Unique Mapped Miles are the cumulative unique miles on the AFN on which we have built a map compatible with our autonomous driving software. Unique Mapped Miles expected to be relatively flat In 2022, as our mapping teams focus on collaborative mapping and enhancing our map development and maintenance automation. Our Focus Areas | Partnership (Cont’d) To achieve our end-goal, we need to make real progress not only with AI algorithms controlling autonomous trucks, but also with the development of the overall software, hardware, infrastructure, and operational processes that make it a complete product offering. Technology: Upgrading Hardware to Ensure Efficiency, Safety and Reliability in the Long-Term As mentioned last quarter, throughout the rest of 2022 and into 2023, we are upgrading our trucks to ensure the consistency of our entire fleet. Every truck in the fleet will be equipped with the most advanced hardware and the most updated version of our proprietary software. This requires temporarily setting aside trucks from the fleet to undergo a careful upgrade process with the expectation that we will complete the entire upgrade by the end of 2023. The upgrades will result in a more ruggedized and reliable autonomous system, which is a key requirement in removing the support vehicles, integrating into commercial customer networks, and providing a substantial opportunity to scale further and reduce our cost per mile. Truck reliability is mission-critical for TuSimple, as integrating into any of our partner’s commercial networks requires reliability first and foremost. Steady Progress in Core Initiatives Key Operating Metrics 6/30/2022 9/30/2022 QoQ Growth % R&D FTEs ~1,100 ~1,100 Flat Global FTEs ~1,400 ~1,500 ~7% Patents Issued ~445 ~475 ~6% Cumulative Road Miles ~8.1M ~9.0M ~11% TuSimple’s Technology Key Operating Metrics

Technology: Our Patent Portfolio Continues to Expand with Valuable Proprietary Technology In Q3, our industry-leading1 commercial vehicle AV patent portfolio expanded by over 25 new patents issued. Our patent portfolio is focused on technology designed specifically for autonomous trucking and included over 470 granted patents at the end of Q3. New patents granted this quarter include protections for essential autonomous trucking technologies. For example, we were awarded a patent covering autonomous trucking technology capable of communicating with and passing through a restricted area, such as a warehouse, distribution center, or port. This patent grant further demonstrates our expertise in developing efficient autonomous trucking operations, even in complex infrastructures with access restricted areas. Another of our patent grants covers techniques for sensing the weight distribution of a trucking load. This allows an autonomous truck to adjust driving behavior in real time based on weight distribution, resulting in safer, more efficient autonomous freight transportation. Yet another of our recent granted patents covers first responder type interactions with an autonomous truck, allowing for safe and authenticated responses by emergency personnel to unexpected events such as accidents or roadside inspections. Lastly, we received a patent on technology for safely restarting autonomy for an autonomous truck after, for example, pulling over on the side of a road. These are only select examples of our recent patent grants, which cover solutions for improving efficiency and safety of autonomous trucking operations. We have also continued to create important intellectual property for other technologies, which we aim to protect via trade secrets. To achieve our end-goal, we need to make real progress not only with AI algorithms controlling autonomous trucks, but also with the development of the overall software, hardware, infrastructure, and operational processes that make it a complete product offering. Steady Progress in Core Initiatives 8 (1) To our knowledge, when compared to trucking focused companies, no other company has originated more granted patents related to autonomous commercial trucks than TuSimple.

Infrastructure: Expanding our Tucson Facility In October, we held a grand opening for the new building at our existing Tucson facility. We were excited to showcase the facility and honored to have many industry and government representatives, including Governor Ducey, join us for the event. The additional building adds 40,000 sq ft to our Tucson operations. It is a key component in our ability to upgrade and ultimately increase the size of our fleet. The expansion also supports our increasing capabilities in engineering and testing. For example, we now have over 100 hardware engineers and technicians that enable us to design automotive-grade components. We have added development labs devoted to Electronics, Sensors, System Integration, Wiring, and Mechanical Engineering. And to ensure that our autonomous systems last for many years on the road, we have added testing capability that allows us to conduct environmental (hot/cold/vibration) and electromagnetic compatibility testing. All of these provide us with the ability to design around any supply chain issues quickly while improving the technology and quality of those parts, which is crucial. Operations: Combining our Revenue and Test Fleets This quarter, we began combining our revenue and testing fleets into one autonomous operations group, with an effort to upgrade the hardware as well. To achieve our end-goal, efficient driver-out fleet operations, it is important to ensure every revenue mile also help develop our product and achieve the longer-term strategic impact. Our goal is to have one cohesive mode of operation, giving customers real-time visibility into the coupled progress of both technology and commercialization. Our focus for the next couple of years is generating revenue miles that contribute to validating the technology and business model by continuing to reduce our cost-per-mile. We will uphold the key principle of depth over breadth in our network operation. We choose to operate on key lanes in the Texas Triangle with high operational density. Revenue miles might be less in the shorter term due to hardware upgrades and focus on designing a better operating model for commercialization. Still, each mile will contribute in a much more meaningful way: they will not only generate revenue in dollars but also improve the product and deliver longer- term value. Cost-per-mile would be an important KPI in the future as we continue to prioritize efficiency improvements. Steady Progress in Core Initiatives (Con’t) 9 Ribbon cutting at Tucson facility on October 6th, 2022

Our Financials: Balancing Investment and Efficiency

Revenue Growth Driven by Improved Utilization

Total revenue was $2.7 million in Q3 2022, up 49% year-over-year and up 2% sequentially. Growth was driven by increased utilization of our existing assets and year-over-year price increases. Sequentially, revenue per mile was down slightly.

R&D Investment Continues, Growth Moderates

In Q3, we spent $85.7 million on R&D, up 1% year-over-year. Our largest portion of R&D expense was $59.1 million related to R&D personnel, including stock-based compensation expense of $16.9 million. Our R&D headcount was flat sequentially and up 10% year-over-year. We continue to prudently invest in advancing our technology.

Efficiently Supporting Operations

Our Q3 Selling, General, and Administrative (SG&A) expense totaled $31.1 million, up 5% year-over-year. Our most significant SG&A expense was $19.3 million in compensation costs, including $6.1 million in stock-based compensation.

Stock-based Compensation (SBC) Expense

Our SBC expense was $23.0 million in Q3 2022, down $9 million year-over-year.

Loss from Operations and Adjusted EBITDA[(1)]

In Q3, our Loss from Operations was ($119.7) million and our Adjusted EBITDA was ($93.6) million.

Capital Investment for Driver Out Operations

In Q3, TuSimple invested a total of $4.8 million in purchases of property and equipment. We continue to seek capital-light ways to expand our AFN including preparing for initial commercialization operations in Texas.

(1) Adjusted EBITDA is calculated by adding back stock-based compensation expense, depreciation, and amortization, nonrecurring restructuring expense, and capital lease interest expense to loss from operations. See the section titled "Non-GAAP Financial Measures" for more information.



Revenue ($ million)
~1.5x YoY
$1.8
$2.1
$2.3
$2.6
$2.7
15%
10%
13%
2%
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22



R&D Expense ($ million)
$84.5
$82.4
$78.2
$85.5
$85.7
(2%)
(5%)
9%
1%
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22

R&D Stock-Based Compensation ($ million)				
$22	$22	$17	$22	$17



SG&A Expense ($ million)
$29.7
$31.9
$32.2
$22.0
$31.1
7%
1%
(32%)
41%
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22

SG&A Stock-Based Compensation ($ million)				
$10	$10	$10	$3	$6

Note: (%)'s may not foot due to rounding

10

Cash & Investment Position Our operating cash spending during Q3 was $79 million as we continue to invest in our strategic growth and development initiatives. We ended the quarter with $1.07 billion of cash, cash equivalents and short-term investments on the balance sheet. In Closing As we continue to invest for the future, we are proud of the real progress we’ve made. The opportunity that lies ahead is substantial. It is incumbent upon us to safely develop our technology and product, in conjunction with our partners, so that we can enable and transform the logistics industry together. We look forward to working with all stakeholders and continuing to update you on the progress we make. At TuSimple, we are building a Better Path Forward. Sincerely, Our Financials: Balancing Investment and Efficiency (cont’d) 11 Eric Tapia Interim Chief Financial Officer Ersin Yumer Interim Chief Executive Officer and President

Disclaimer This letter and any accompanying oral presentation contain forward-looking statements. All statements other than statements of historical fact contained in this letter, including statements as to future results of operations and financial position, planned products and services, business strategyand plans, launch dates of products or services, the trajectory of our Driver Out Pilot Program, our timeline to commercialization, expected safety benefits of our autonomous semi-trucks, objectives of management for future operations of TuSimple Holdings Inc. and its subsidiaries (the "Company", “we”, “our” and “us”), market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terms such as “will”, “expect,” “plan,” “anticipate,” “intend,” “target,” “project,” “predict,” “potential,” “explore” or “continue” or the negative of these terms o r other similar words. The Company has based these forward-looking statements largely on its current expectations and assumptions and on information available as of the dateof this letter. The Company assumes no obligation to update any forward-looking statements after the date of this letter, except as required by law. The forward-looking statements contained in this letter and the accompanying oral presentation are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause actual results or outcomes to be materially different from any future results or outcomes expressed or implied by the forward-looking statements. These risks, uncertainties, assumptions and other factors include, but are not limited to, those related to autonomous driving being an emerging technology, the development of our technology and products, the Company’s limited operating history in a new market, the regulations governing autonomous vehicles, the Company’s dependence on its senior management team, reliance on third -party suppliers, potential product liability or warranty claims and the protection of the Company’s intellectual property. Moreover, the Company operates in a competitive and rapidly changing environment, and new risks may emerge from time to time. You should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. It is not possible for the Company to predict all risks, nor can the Company assess the impact of all factors on its business or the markets in which it operates or the extent to which any factor, or combination of factors, may cause actual results or outcomes to differ materially from those contained i n any forward-looking statements the Company may make. You should carefully consider the foregoing factors and the other risks and uncertainties described under the caption “Risk Factors” in our most recent quarterly report on Form 10-Q. These SEC filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. This letter also contains estimates, forecasts and other statistical data relating to market size and growth and other industry data. These data involve several assumptions and limitations, and you are cautioned not to give undue weight to such estimates. The Company has not independently verified the statistical and other industry data generated by independent parties and contained in this letter and, accordingly, it cannot guarantee their accuracy or completeness. In addition, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company competes are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results or outcomes to differ materially from those expressed in the estimates. Non-GAAP Financial Measures TuSimple has not reconciled its expectations for non-GAAP adjusted EBITDA because the stock-based compensation expense excluded from such items cannot be reasonably calculated or predicated at this time. The effect of the excluded stock-based compensation may be significant. TuSimple believes the non-GAAP measures calculated herein provide meaningful information to assist investors in understanding financial results and assessing prospects for future performance as they provide a better baseline for analyzing the ongoing performance of its business by excluding items that may not be indicative of core operating results. Because non-GAAP financial measures are not standardized, it may not be possible to compare these mea sures with other companies’ non- GAAP measures having the same or similar names. Thus, TuSimple’s non-GAAP measures should be considered in addition to, not as a substitute for, or in isolation from, the company’s GAAP results. TuSimple encourages investors and others to review its financial information in its entirety, not to rely on any single finan cial measure, and to view its non-GAAP measures in conjunction with GAAP financial measures. About TuSimple TuSimple is a global autonomous driving technology company headquartered in San Diego, California, with operations in Arizona, Texas, Europe, and China. Founded in 2015, TuSimple is developing a commercial -ready, fully autonomous (SAE Level 4) driving solution for long-haul heavy-duty trucks. TuSimple aims to transform the $4 tril l ion global truck freight industry through the company's leading AI technology, which makes it possible for trucks to drive safely autonomously, operate nearly continuously , and reduce fuel consumption by 10%+ relative to manually driven trucks. Global achievements include the world's first fully auton omous, 'driver-out' semi-truck run on open public roads, and development of the world's first Autonomous Freight Network (AFN). TuSimple Conference Call Webcast – 5:00 a.m. PT November 1, 2022 We will host a teleconference call at 5:00 AM Pacific time/8:00 AM Eastern time on November 1st to discuss these results. Par ties interested in participating via telephone may register on our investor relations website. 12

TuSimple Consolidated Balance Sheets 13 (in thousands, except share data) (unaudited) December 31 September 30 2021 2022 ASSETS Current assets: Cash and cash equivalents $ 1,337,586 $ 871,360 Short-term investments — 197,786 Accounts receivable, net 1,599 2,988 Prepaid expenses and other current assets 13,995 18,582 Total current assets 1,353,180 1,090,716 Property and equipment, net 36,053 38,226 Operating lease right-of-use assets — 46,370 Other assets 7,090 4,951 Total assets $ 1,396,323 $ 1,180,263 LIABILITIES AND STOCKHOLDERS' EQUITY Current l iabilities: Accounts payable $ 4,544 $ 6,666 Amounts due to joint development partners 7,394 4,791 Accrued expenses and other current l iabilities 41,698 40,412 Short-term debt 1,524 1,613 Capital lease liabilities, current 766 — Operating lease liabilities, current — 5,983 Total current l iabilities 55,926 59,465 Capital lease liabilities, noncurrent 2,872 — Operating lease liabilities, noncurrent — 41,920 Long-term debt 5,543 4,086 Other l iabilities 5,004 6,026 Total l iabilities 69,345 111,497 Commitments and contingencies (Note 4) Stockholders' equity: Preferred stock, $0.0001 par value; 100,000,000 shares authorized as of December 31, 2021 and September 30, 2022; zero shares issued and outstanding as of December 31, 2021 and September 30, 2022 — — Common stock, $0.0001 par value; 4,876,000,000 Class A shares authorized as of December 31, 2021 and September 30, 2022; 197,833,195 and 201,096,947 Class A shares issued and outstanding as of December 31, 2021 and September 30, 2022, respectively; 24,000,000 Class B shares authorized as of December 31, 2021 and September 30, 2022; 24,000,000 Class B shares issued and outstanding as of December 31, 2021 and September 30, 2022 22 22 Additional paid-in-capital 2,464,730 2,544,499 Accumulated other comprehensive income (loss) 77 (4,436) Accumulated deficit (1,137,851) (1,471,319) Total stockholders’ equity 1,326,978 1,068,766 Total l iabilities and stockholders’ equity $ 1,396,323 $ 1,180,263

TuSimple Consolidated Statements of Operations 14 (in thousands, except share and per share data) (unaudited) Three Months Ended September 30, 2021 2022 Revenue $ 1,785 $ 2,653 Cost of revenue 3,487 5,436 Gross loss (1,702) (2,783) Operating expenses: Research and development 84,506 85,762 Sell ing, general and administrative 29,741 31,110 Total operating expenses 114,247 116,872 Loss from operations (115,949) (119,655) Other income, net 459 6,494 Loss before provision for income taxes (115,490) (113,161) Provision for income taxes — — Net loss (115,490) (113,161) Accretion of redeemable convertible preferred stock — — Net loss attributable to common stockholders $ (115,490) $ (113,161) Net loss per share attributable to common stockholders, basic and diluted $ (0.54) $ (0.50) Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted 212,802,379 224,745,672

TuSimple Consolidated Statements of Cash Flows 15 (in thousands) (unaudited) Nine Months Ended September 30, 2021 2022 Cash flows from operating activities: Net loss $ (617,179)$ (333,659) Adjustments to reconcile net loss to net cash used in operating activities: Stock-based compensation 90,880 75,710 Depreciation and amortization 6,768 8,335 Accretion of discount on short-term investments, net — (383) Change in fair value of warrants liability 326,900 — Gain on loan extinguishment (4,183) — Other adjustments — 122 Changes in operating assets and liabilities: Accounts receivable (560) (1,545) Prepaid expenses and other current assets (12,114) (3,738) Operating lease right-of-use assets — 3,931 Other assets (659) 2,279 Accounts payable (313) 3,136 Amounts due to joint development partners 5,642 (2,603) Accrued expenses and other current l iabilities 16,488 (3,632) Operating lease liabilities — (3,927) Other l iabilities 1,965 (17) Net cash used in operating activities (186,365) (255,991) Cash flows from investing activities: Purchases of property and equipment (12,218) (9,809) Purchases of short-term investments — (200,162) Purchases of intangible assets (302) (196) Proceeds from disposal of property and equipment 100 27 Net cash used in investing activities (12,420) (210,140) Cash flows from financing activities: Proceeds from issuance of redeemable convertible preferred stock, net of offering costs 54,693 — Proceeds from the issuance of common stock under the Employee Stock Purchase Plan — 2,286 Proceeds from exercise of warrants for redeemable convertible preferred stock 183,007 — Proceeds from exercised stock options 782 1,710 Proceeds from issuance of common stock upon initial public offering, net of offering costs 1,030,965 — Proceeds from issuance of common stock related to private placement 35,000 — Return of guarantee deposit on related party loan 3,715 — Principal payments on related party loan (4,398) — Payment of third-party costs in connection with initial public offering (2,812) — Principal payments on capital lease obligations (586) — Principal payments on finance lease obligations — (929) Principal payments on loans (353) (1,126) Net cash provided by financing activities 1,300,013 1,941 Effect of exchange rate changes on cash, cash equivalents, and restricted cash 55 (1,931) Net increase (decrease) in cash, cash equivalents, and restricted cash 1,101,283 (466,121) Cash, cash equivalents, and restricted cash - beginning of period 312,351 1,339,092 Cash, cash equivalents, and restricted cash - end of period $ 1,413,634 $ 872,971

TuSimple Consolidated Statements of Cash Flows 16 (in thousands) (unaudited) Nine Months Ended September 30, 2021 2022 Reconciliation of cash, cash equivalents, and restricted cash to the condensed consolidated balance sheets: Cash and cash equivalents $ 1,412,128 $ 871,360 Restricted cash included in prepaid expenses and other current assets 1,506 1,611 Total cash and cash equivalents, and restricted cash $ 1,413,634 $ 872,971 Supplemental disclosure of cash flow information: Cash paid for interest $ 575 $ 681 Supplemental schedule of non-cash investing and financing activities: Acquisitions of property and equipment included in liabilities $ 1,987 $ 3,783 Accretion of redeemable convertible preferred stock $ 4,135 $ — Vesting of early exercised stock options $ 63 $ 63 Exercise of l iability-classified warrants $ 369,352 $ — Conversion of redeemable convertible preferred stock to common stock upon initial public offering $ 1,282,916 $ — Issuance costs incurred in connection with initial public offering included in current l iabilities $ 779 $ —

TuSimple Non-GAAP Financial Measure The following table (in millions of dollars) reconciles reported loss from operations determined in accordance with U.S. generally accepted accounting principles (GAAP) to non-GAAP adjusted EBITDA. TuSimple believes that this non-GAAP measure provides meaningful information to assist investors in understanding financial results and assessing prospects for future performance as it provides a useful baseline for analyzing the ongoing performance of its business by excluding items that may not be indicative of core operating results. Because non-GAAP financial measures are not standardized, it may not be possible to compare this measure with other companies’ non-GAAP measures having the same or similar names. TuSimple encourages investors and others to review its financial information in its entirety, not to rely on any single financial measure, and to view its non-GAAP measures in conjunction with GAAP financial measures. Reconciliation Table 17 ( in millions ) ( unaudited ) Q3 ’21 Q4 ’21 Q1 ’22 Q2 ’22 Q3 ’22 Loss from operations to adjusted EBITDA Loss from operations $ (115.9) $ (115.9) $ (112.2) $ (110.7) $ (119.7) Stock-based compensation expense 32.1 31.7 27.5 25.2 23.0 Depreciation and amortization 2.4 2.7 2.7 2.7 2.9 Nonrecurring restructuring expense - - 1.7 - - Finance lease interest expense 0.1 0.1 0.1 0.1 0.2 Adjusted EBITDA $ (81.3) $ (81.4) $ (80.2) $ (82.7) $ (93.6)

TUSIMPLE BY THE NUMBERS



~1,500[1]

Employees across three continents with ~80% of workforce dedicated to R&D



$1.8 B+

Cumulative funding-to-date, from IPO and private capital raises



400+[1]

Core Technology Patents



~100[1]

TuSimple Fleet Trucks Globally



~9.0 MM[1]

Road Miles



~ 11,400[1]

Miles of Mapped Routes



~ $2.7 MM

Q3 2022 Revenue



7,485[1]

Purpose-built, L4 Driver Out Autonomous Truck Reservations

(1) As of September 30, 2022

18